UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 18, 1998

                              Alltrista Corporation


       Indiana                    0-21052                     35-1828377
State of Incorporation      Commission File Number    IRS Identification Number


                      345 South High Street, P. O. Box 5004
                           Muncie, Indiana 47307-5004

       Registrant's telephone number, including area code: (765) 281-5000
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      This document contains 5 pages. The exhibit index is on page 4 of 5.


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Item 4.  Change in Registrant's Certifying Accountant

a)   Previous independent accountants
     On March 16, 1998, Alltrista Corporation (the "Registrant") dismissed Price Waterhouse LLP as its independent accountants.

     The Registrant's Audit Committee participated in and approved the decision to change independent accountants on March 16, 1998.

     The reports of Price Waterhouse LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     In connection with its audits for the two most recent fiscal years and through March 16, 1998, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     During the two most recent fiscal years and through  March 16, 1998,  there
     have  been  no  reportable   events  as  defined  in  Regulation  S-K  Item
     304(a)(1)(v).

     The Registrant has requested that Price Waterhouse LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such a letter, dated March 18, 1998 is filed as
     Exhibit 16 to this Form 8-K.

b)   New independent accountants
     The Registrant engaged Ernst & Young LLP as its new independent accountants as of March 16, 1998. During the two most recent fiscal years and through March 16, 1998, the Registrant has not consulted with Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


Item 7.  Financial Statements and Exhibits

a)    Financial statements of businesses acquired.  None

b)    Proforma financial information.  None

c)    Exhibits

       Exhibit 16 Price Waterhouse LLP letter dated March 18, 1998.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ALLTRISTA CORPORATION
                           (Registrant)



                           By:  /s/ Kevin D. Bower
                               -------------------------------------------------
                               Kevin D. Bower
                               Senior Vice President and Chief Financial Officer March 18, 1998







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                              ALLTRISTA CORPORATION
                                    FORM 8-K
                                  EXHIBIT INDEX



Exhibit       Description                                              Page

Ex-16        Price Waterhouse LLP letter dated March 18, 1998           5







                                  Page 4 of 5